SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2017

OMNOVA SOLUTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25435 Harvard Road, Beachwood, Ohio		44122-6201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 682-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 22, 2017, OMNOVA Solutions Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the "Annual Meeting").

At the Annual Meeting, the Company's shareholders elected all four of the Company's nominees for terms to expire at the Company's 2020 annual meeting of shareholders, ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2017, approved on an advisory basis the Company’s compensation program for its named executive officers, and recommended that the advisory vote concerning the compensation program for the Company's named executive officers be held every year. The shareholders also approved the material terms of the Company's Annual Incentive Plan and Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, and approved the OMNOVA Solutions Inc. 2017 Equity Incentive Plan.

The final voting results from the Annual Meeting are as follows:

Proposal 1 - Election of directors

Nominee	For	Against	Abstain	Broker Non-Votes
Joseph M. Gingo	34,817,930	522,753	29,674	4,009,820
Michael J. Merriman	34,667,605	671,399	31,353	4,009,820
James A. Mitarotonda	34,579,651	758,362	32,344	4,009,820
William R. Seelbach	34,869,212	473,165	27,980	4,009,820

Proposal 2 - Ratification of the appointment of Ernst & Young as the Company’s independent auditors for fiscal year 2017

For	Against	Abstain	Broker Non-Votes
37,998,249	1,365,382	16,546	—

Proposal 3 - Advisory approval of the compensation program for the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
30,151,460	4,052,534	1,166,363	4,009,820

Proposal 4 - Recommendation of the frequency of the advisory vote concerning the compensation program for the Company's named executive officers

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
29,712,793	65,297	5,497,080	95,187	4,009,820

Proposal 5 - Approval of the material terms of the OMNOVA Solutions Inc. Annual Incentive Plan

For	Against	Abstain	Broker Non-Votes
33,318,699	989,543	1,062,115	4,009,820

Proposal 6 - Approval of the material terms of the OMNOVA Solutions Inc. Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
33,310,679	998,862	1,060,816	4,009,820

Proposal 7 - Approval of the OMNOVA Solutions Inc. 2017 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
28,930,114	5,243,763	1,196,480	4,009,820

At its meeting held on March 22, 2017, the Company's Board of Directors considered the recommendation of the Company's shareholders that the Company hold an annual advisory vote concerning the compensation program for the Company's named executive officers. After consideration of this recommendation and other relevant factors, the Company's Board of Directors determined that the Company will hold this advisory vote every year. Accordingly, the Company's shareholders will next have the opportunity to cast an advisory vote on the compensation program for the Company's named executive officers at the Company's 2018 Annual Meeting of Shareholders. The Company's shareholders will again have the opportunity to recommend the frequency of the advisory vote on the compensation program for the Company's named executive officers at the Company's 2023 Annual Meeting of Shareholders.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017

OMNOVA Solutions Inc.

	By:	/s/ Frank P. Esposito
	Name:	Frank P. Esposito
	Title:	Assistant General Counsel & Corporate Secretary